QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/x/	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
ZAPME! CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/	No fee required.
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ZAPME! CORPORATION
3000 Executive Parkway, Suite 150
San Ramon, CA 94583
(925) 543-0300

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held March 15, 2001

TO OUR STOCKHOLDERS:

    Notice is hereby given that a Special Meeting of Stockholders of ZapMe! Corporation, a Delaware corporation ("ZapMe!" or the "Company") will be held at the Company's executive offices, located at 3000 Executive Parkway, Suite 150, San Ramon, California 94583, on Thursday, March 15, 2001 at 10:00 a.m., local time. The Special Meeting is being held for the sole purpose of:

  To consider and vote upon a proposed amendment (the "Name Change Amendment") to the Company's Second Amended and Restated Certificate of Incorporation to change the name of the Company from ZapMe! Corporation to "rStar Corporation".

    Only stockholders of record of the Common Stock of the Company at the close of business on February 14, 2001 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

    The approval of the Name Change Amendment requires the affirmative vote of the holders of a majority of the shares of ZapMe! Common Stock outstanding.

    All stockholders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to mark, sign and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any stockholder attending the Special Meeting may vote in person, even though he, she or it has returned a Proxy Card. By promptly returning your proxy, you will greatly assist us in preparing for the Special Meeting.

    This document provides you with detailed information about the matters on which you are being asked to vote. We encourage you to read this entire document carefully.

                      By the Order of the Board of Directors
                      of ZapMe! Corporation

                      /s/ LANCE MORTENSEN

                      LANCE MORTENSEN
                       Chairman of the Board, Chief Executive Officer and President

San Ramon, California 94583
March 2, 2001

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY, IF YOU PREFER, REVOKE YOUR PROXY AS DESCRIBED HEREIN, AND VOTE YOUR SHARES IN PERSON.

ZAPME! CORPORATION
3000 Executive Parkway, Suite 150
San Ramon, CA 94583
(925) 543-0300

PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON March 15, 2001

    This Proxy Statement and the enclosed Proxy Card are being furnished to holders of common stock, par value $0.01 per share ("ZapMe! Common Stock") of ZapMe! Corporation, a Delaware corporation ("ZapMe!" or the "Company"), as of February 14, 2001 (the "Record Date") in connection with the solicitation of proxies by the Board of Directors of ZapMe! (the "Board") for use at the Special Meeting of Stockholders (the "Special Meeting") to be held at the Company's executive offices, 3000 Executive Parkway, Suite 150, San Ramon, California 94583, on March 15, 2001 at 10:00 a.m., local time, and at any adjournments or postponements thereof, for the sole purpose set forth herein and in the attached Notice of Special Meeting of Stockholders. This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about March 2, 2001.

    On January 26, 2001, the Board of Directors of ZapMe! approved, subject to stockholder approval, an amendment and restatement of the Company's Certificate of Incorporation (the "Name Change Amendment") to change the Company's name from ZapMe! Corporation to "rStar Corporation".

    In order to effect the name change, ZapMe! stockholders must approve the Name Change Amendment by a majority of of the number of shares of ZapMe! Common Stock outstanding as of February 14, 2001, the Record Date.

    At the Special Meeting, the ZapMe! stockholders will consider and vote upon the Name Change Amendment. The Special Meeting is being called for the sole purpose of considering and voting upon the Name Change Amendment.

    THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS A VOTE FOR APPROVAL OF THE NAME CHANGE AMENDMENT.

RECORD DATE

    The close of business on February 14, 2001 has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Special Meeting or at any adjournments or postponements of the Special Meeting. At the Record Date, 43,963,530 shares of ZapMe! Common Stock were outstanding and the Company had approximately 148 stockholders of record. The ZapMe! Common Stock is the only outstanding class of securities of the Company entitled to vote at the Special Meeting.

PROXIES, VOTING AND REVOCATION

    Accompanying this Proxy Statement is the Board's Proxy Card for the Special Meeting, which you may use to indicate your vote on the proposal described in this Proxy Statement. All Proxy Cards which are properly completed, signed and returned to the Company prior to the Special Meeting, and which have not been revoked, will unless otherwise directed by the stockholder be voted in accordance with the recommendations of the Board set forth in this Proxy Statement. A stockholder may revoke his, her or its proxy at any time before it is voted either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy Card bearing a later date, or by attending the Special Meeting and expressing a desire to vote his, her or its shares in person.

    A stockholder is entitled to cast one vote for each share of ZapMe! Common Stock held of record on the Record Date on the matter to be considered at the Special Meeting. The Name Change Amendment requires the affirmative vote of a majority of the outstanding shares of ZapMe! Common Stock. For purposes of the vote on the Name Change Amendment, abstentions and broker non-votes will be counted as votes cast against approval of the Name Change Amendment.

    Votes will be tabulated at the Special Meeting by inspectors of election.

SOLICITATION OF PROXIES

    ZapMe! is bearing all costs of soliciting proxies, and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone or other personal solicitations of certain ZapMe! stockholders and brokers by one or more of the directors or by officers or employees of ZapMe!. ZapMe! may reimburse banks and brokers or other similar agents or fiduciaries the expenses incurred by such agents or fiduciaries in mailing the Proxy Statement to beneficial owners of ZapMe!'s common stock. ZapMe! has not retained any third parties to assist it in soliciting proxies.

QUORUM

    The Company's bylaws provide that a majority of all of the shares of ZapMe! Common Stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If less than a majority of the outstanding shares of ZapMe! Common Stock are represented at the Special Meeting then either (i) the chairman of the meeting, or (ii) a majority of the shares so represented may adjourn the Special Meeting from time to time without further notice.

PRINCIPAL STOCKHOLDERS

    The following table sets forth as of February 14, 2001 certain information relating to the ownership of ZapMe! Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of ZapMe! Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all of the Company's executive officers and directors as a group.

Beneficial Owners(1)(2)	Shares Beneficially Owned	Percentage Beneficially Owned
Gilat Satellite Networks, Ltd.(3) 1651 Old Meadow Road McLean Virginia 22102	23,060,004	52.4%
Lance Mortensen(4)	6,330,875	14.4%
Michael Arnouse(5) 545 Madison Ave. New York, NY 10022	3,617,554	8.2%
Charles Appleby(6) 9250 Baymeadows Road Suite 220 Jacksonville, FL 32256	813,335	1.9%
Robert Edwards(7)	528	*
David Robinson(8)	31,251	*
Jay Scott(9)	49,395	*
David Wallace(10)	3,147	*
All directors and executive officers as a group (7 persons)(11)	10,846,085	24.7%

*
Less than 1%
(1)
The number of shares owned is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the individual or entity has voting power or investment power and also any shares which the individual or entity has the right to acquire within 60 days of

  February 14, 2001 through the exercise of any stock option or other right. To the Company's knowledge, unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

(2)
Unless otherwise indicated, the address of each of the individuals or entities named above is: c/o ZapMe! Corporation, 3000 Executive Parkway, Suite 150, San Ramon, CA 94583.
(3)
Based on Schedule 13D filed with the Securities Exchange Commission ("SEC") on October 12, 2000, Gilat Satellite Networks, Ltd. ("Gilat") held shared voting power as to 23,060,004 of such shares. Gilat had no sole voting, sole dispositive, or shared dispositive power over such shares.
(4)
Includes options to purchase 200,000 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001. Mr. Mortensen is Chairman of the Board, Chief Executive Officer and President of ZapMe!.
(5)
Includes options to purchase 40,000 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001. Mr. Arnouse is a director of ZapMe!.
(6)
Includes options to purchase 6,667 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001.
(7)
Mr. Edwards is Senior Vice President, Administration and Chief Financial Officer of ZapMe!
(8)
Consists of options to purchase 31,251 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001. Mr. Robinson is Senior Vice President, Operations of ZapMe!
(9)
Includes options to purchase 47,395 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001. Mr. Scott is Chief Operating Officer of ZapMe!
(10)
Includes options to purchase 2,697 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001. Mr. Wallace is Vice President, General Counsel and Secretary of ZapMe!
(11)
Includes options to purchase 328,010 shares of ZapMe! Common Stock exercisable within 60 days of February 14, 2001.

CHANGE IN CONTROL OF ZAPME!

    Effective as of January 11, 2001, Gilat Satellite Networks, Ltd., an Israeli Corporation ("Gilat") acquired control of the Company. Pursuant to the Tender Offer Agreement dated October 3, 2000 (the "Tender Offer Agreement"), among Gilat, the Company and the Stockholders listed on Schedules A and B thereto, Gilat offered to purchase (the "Offer") up to the number of shares of common stock, par value $0.01 per share (the "Shares"), of the Company, which together with the number of Shares Gilat beneficially owned, constitutes fifty-one percent (51%) of the Outstanding Shares. "Outstanding Shares" shall mean the total number of Shares outstanding as of the last business day prior to the consummation of the Offer. On November 27, 2000, Gilat accepted for payment, and paid for, 16,793,752 Shares tendered in the Offer. Such Shares represented approximately 38% of the Outstanding Shares. By a letter agreement dated December 6, 2000, among Gilat and the Stockholders listed on Schedule A thereto (the "Schedule A Stockholders") Gilat exercised its option, as contemplated by Section 2.2 of the Tender Offer Agreement, to purchase from the Stockholders, a total of 5,075,691 Shares, which provided Gilat with beneficial ownership of fifty-one percent (51%) of the Outstanding Shares.

    No other matters will be brought before the Special Meeting other than as described in this Proxy Statement.

    This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about March 2, 2001.

PROPOSAL
APPROVAL OF THE AMENDMENT TO THE
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO CHANGE THE NAME OF THE COMPANY

    The Board of the Company has approved, subject to stockholder approval, the name change which will effect a change in the name of the Company from ZapMe! Corporation to rStar Corporation. The complete text of the amendment is set forth in the Appendix to this Proxy Statement as Appendix I. The Board of Directors believes that it is in the best interest of the Company to change its name in order to reflect the Company's changed strategic direction and business model.

    Article I of the Second Amended and Restated Certificate of Incorporation of this Corporation, before giving effect to the proposed Name Change Amendment reads as follows:

    "I.  The name of the corporation (the "Corporation") is: ZapMe! Corporation."

    Pursuant to the Name Change Amendment, Article I in the Second Amended and Restated Certificate of Incorporation is replaced with the following:

    "I.  The name of the corporation (the "Corporation") is: rStar Corporation."

    There are no other changes being made to the Second Amended and Restated Certificate of Incorporation.

    If the Name Change Amendment is approved by the requisite vote of the Company's stockholders, the Name Change Amendment will be effective upon the close of business on the date of filing of the amendment with the Delaware Secretary of State, which filing is expected to take place as soon as practicable after the Special Meeting. If this proposal is not approved by the stockholders, then the Name Change Amendment will not be filed.

    If the Name Change Amendment is approved by the requisite vote of the Company's stockholders, the Company's trading symbol on the Nasdaq stock exchange will be changed from "IZAP" to "RSTR". The new trading symbol will be filed with the Nasdaq as soon as practicable after the Special Meeting. If this proposal is not approved by the stockholders, then the Company's trading symbol will not be changed.

    If the Name Change Amendment is approved by the requisite vote of the Company's stockholders, stockholders will not be required to exchange their current stock certificates for a new certificate.

RECOMMENDATION AND REQUIRED VOTE

    The Board has unanimously approved the Name Change Amendment. The affirmative vote of a majority of the outstanding shares of the ZapMe!'s Common Stock is required to approve the Name Change Amendment. For purposes of the vote on the Name Change Amendment, abstentions and broker non-votes will be counted as votes cast against approval of the Name Change Amendment. The Board is of the opinion that the Name Change Amendment is advisable and in the best interests of the Company and recommends a vote FOR the approval of the Name Change Amendment. All proxies will be voted to approve the Name Change Amendment unless a contrary vote is indicated on the enclosed Proxy Card.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE NAME CHANGE AMENDMENT TO EFFECT THE NAME CHANGE OF THE COMPANY, AND YOUR PROXY CARD WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Stockholders may present proper proposals for inclusion in the Company's proxy statement for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. As detailed in the Company's 2000 Proxy Statement, in order to be included in the Company's proxy materials for the 2001 annual meeting of stockholders, stockholder proposals should have been received by the Secretary of the Company by January 11, 2001, and must have otherwise complied with the requirements of Rule 14a-8 of the Exchange Act.

    In addition, the Company's Bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company's proxy statement, to be brought before an annual meeting of the stockholders. To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or other person so authorized pursuant to the Company's Bylaws, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors or (3) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to be considered properly brought before the meeting by a stockholder, such stockholder must have given timely notice and in proper form of his or her intent to bring such business before such meeting.

    To be timely, such stockholder's notice must be delivered to and received by the secretary of the Company at the principal executive offices of the Company not later than the close of business on the one hundred twentieth (120(th)) day prior to the first anniversary of the preceding year's annual meeting; or, for the 2001 annual meeting of stockholders, notice should have been received by January 25, 2001.

    The rules of the SEC provide that a proxy may confer discretionary authority to vote on a matter for an annual meeting of stockholders if the proponent fails to notify the Company at least forty-five (45) days prior to the month and day of mailing of the prior year's proxy statement. Accordingly, if a proponent does not notify the Company on or before March 12, 2001 of a proposal for the 2001 Annual Meeting, management may use its discretionary voting authority to vote on such proposal. All notices of proposals by stockholders, whether or not included in the Company's proxy materials should be sent to ZapMe! Corporation, 3000 Executive Parkway, Suite 150, San Ramon, California 94583.

OTHER MATTERS

No other business will be presented for consideration at the meeting.

              By order of the Board of Directors.

              /s/ DAVID S. WALLACE
              Secretary

              Dated March 2, 2001

QUESTIONS AND ANSWERS

Q:  WHY AM I RECEIVING THESE MATERIALS?

A:  The Board approved a change of the Company's name which requires approval by a majority of the outstanding shares of ZapMe! Common Stock.

Q:  WHY IS THE NAME OF THE COMPANY BEING CHANGED?

A:  The Board has determined that a new name for the Company is desirable to reflect the Company's new strategic direction and business model and for better name recognition for the Company.

Q:  WHEN AND WHERE IS THE SPECIAL MEETING?

A:  The Meeting will be held on March 15, 2001, at the Company's executive offices, located at 3000 Executive Parkway, Suite, 150, San Ramon, California 94583 at 10:00 a.m., local time.

Q:  WHO CAN VOTE ON THE NAME CHANGE?

A:  Holders of ZapMe! Corporation Common Stock at the close of business on February 14, 2001, the Record Date relating to the Special Meeting, may vote on the Name Change Amendment.

Q:  WHAT DO I NEED TO DO NOW?

A:  Read this Proxy Statement. Then, if you choose to vote by proxy, complete your proxy card and indicate how you want to vote. Sign and mail the proxy card in the enclosed return envelope as soon as possible. You should complete, sign and return your proxy card even if you currently expect to attend the Special Meeting and vote in person. Mailing in a proxy card now will not prevent you from later canceling or "revoking" your proxy, and you will ensure that your shares get voted if you later find you are unable to attend. If you sign and send in the proxy card and do not indicate how you want to vote, your proxy will be voted FOR the Name Change Amendment.

Q:  CAN I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A:  Yes. You can change your vote at any time before the vote is taken at the Special Meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the Secretary of ZapMe! Corporation at 3000 Executive Parkway, Suite 150, San Ramon, California 94583. We must receive the notice or new proxy card before the vote is taken at the Special Meeting. Third, you can attend the Special Meeting and vote in person. Simply attending the Special Meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Q:  IF MY BROKER HOLDS MY SHARES IN "STREET NAME," WILL MY BROKER VOTE MY SHARES FOR ME?

A:  No. Your broker will vote your shares only if you tell the broker how to vote. To do so, follow the directions your broker provides. Without instructions, your broker will not vote your shares and the failure to vote will have the same effect as a vote against the approval of the Name Change Amendment.

Q:  WILL THE COMPANY HAVE ITS REGULARLY SCHEDULED ANNUAL MEETING IN MAY 2001?

A:  Yes. The Company currently expects to hold its annual meeting in May 2001. We will send to you a separate proxy statement for the annual meeting.

Q:  IF THE NAME CHANGE AMENDMENT IS APPROVED, WILL THE COMPANY CHANGE ITS NASDAQ STOCK SYMBOL?

A:  Yes. The Company has reserved the symbol "RSTR" with the Nasdaq. If the Name Change Amendment is approved, the Company intends to change its symbol in due course.

Q:  ARE THERE ANY OTHER CHANGES TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION?

A:  No. The only change to the Second Amended and Restated Certificate of Incorporation is the change in the Company's name.

Q:  WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETING?

A:  No. The sole purpose of the Special Meeting is to vote on the Name Change Amendment. No other matters may be presented for consideration at the Special Meeting.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have more questions about the Special Meeting or the Name Change Amendment, you should contact:

ZapMe! Corporation
3000 Executive Parkway, Suite 150
San Ramon, CA 94583
Attention: David Wallace, Secretary
Telephone: (925) 543-0300

PROXY FOR STOCKHOLDERS OF COMMON STOCK

ZAPME! CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS OF ZAPME! CORPORATION

    The undersigned, having received the Notice of Meeting and the Proxy Statement, hereby appoints Lance Mortensen and David S. Wallace, and each of them, as proxies with full power of substitution, for and in the name of the undersigned, to vote all shares of Common Stock of ZapMe! Corporation owned of record by the undersigned on the matter listed on the reverse side hereof at the Special Meeting of Stockholders to be held at the Company's executive offices at 3000 Executive Parkway, Suite 150, San Ramon, California, on March 15, 2001, at 10:00 a.m., local time, and any adjournments or postponements thereof.

    If you plan to attend the Special Meeting of Stockholders in person, please mark the appropriate box on the reverse side of this card.

    You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

    The Board of Directors recommends a vote FOR the Name Change Amendment Proposal.

The Name Change Amendment Proposal
[  ] FOR  [  ] AGAINST  [  ] ABSTAIN

    This proxy when properly executed will be voted in the matter directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" the Name Change Amendment Proposal.

Do you plan to attend the Meeting of Stockholders in person?

[  ] YES  [  ] NO

Date:	, 2001

SIGNATURE(S)

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

APPENDIX I

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

RSTAR CORPORATION

    Lance Mortensen and David Wallace hereby certify that:

    FIRST: The original name of this corporation is ZapMe! Delaware Corporation and the date of filing the original Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is July 22, 1999.

    SECOND: The name of this corporation was previously changed to ZapMe! Corporation and the date of filing the Second Amended and Restated Certificate of Incorporation of this corporation with the Secretary of State of the State of Delaware is October 21, 1999.

    THIRD: They are the duly appointed and acting Chief Executive Officer and Secretary, respectively, of rStar Corporation, a Delaware corporation.

    FOURTH: The Certificate of Incorporation of this corporation is hereby amended and restated to read as follows:

I.

    The name of the corporation (the "Corporation") is:

rStar Corporation

II.

    The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, Wilmington, Delaware 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

III.

    The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

IV.

    This Corporation is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares of Common Stock this Corporation is authorized to issue is 200,000,000, par value $0.01, and the total number of shares of Preferred Stock this Corporation is authorized to issue is 5,000,000, par value $0.01.

    The undesignated 5,000,000 shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors is authorized to determine the number of shares of any such series. The Board of Directors is also authorized to determine or alter the powers, designations, preferences, rights and restrictions to be imposed upon any wholly unissued series of Preferred Stock and, within the limits and restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series.

    The Corporation shall from time to time in accordance with the laws of the State of Delaware increase the authorized amount of its Common Stock if at any time the number of shares of Common Stock remaining unissued and available for issuance shall not be sufficient to permit conversion of the Preferred Stock.

V.

    The Corporation is to have perpetual existence.

VI.

    The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

  (a)
  The business of the Corporation shall be managed by or under the direction of the Board of Directors.

  (b)
  Special meetings of stockholders of the Corporation may be called only by the President, the Chairman of the Board or by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption).

  VII.

    In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

VIII.

    Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

IX.

    The number of directors which constitute the whole Board of Directors of the Corporation shall be as set forth in the Bylaws of the Corporation and may be fixed from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption). At each annual meeting of stockholders, directors of the Corporation shall be elected to hold office until the expiration of the term for which they are elected and until their successors have been duly elected and qualified; except that if any such election shall not be so held, such election shall take place at a stockholders' meeting called and held in accordance with the General Corporation Law of the State of Delaware.

    Vacancies occurring on the Board of Directors for any reason may be filled by vote of a majority of the remaining members of the Board of Directors, although less than a quorum, at any meeting of the Board of Directors or by unanimous written consent of the Board of Directors. A person so elected by the Board of Directors to fill a vacancy shall hold office until the next succeeding annual meeting of stockholders of the Corporation and until his or her successor shall have been duly elected and qualified.

X.

    To the fullest extent permitted by the Delaware General Corporation Law as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach fiduciary duty as a director.

    The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the Corporation or any predecessor of the Corporation or serves or served at any other enterprise as a director, officer or employee at the request of the Corporation or any predecessor to the Corporation.

    Neither any amendment nor repeal of this Article X, nor the adoption of any provision of this Corporation's Certificate of Incorporation inconsistent with this Article X, shall eliminate or reduce the effect of this Article X, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article X, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

XI.

    Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

XII.

    No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders.

XIII.

    Advance notice of new business and stockholder nominations for the election of directors shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

XIV.

    The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

QuickLinks

PROPOSAL APPROVAL OF THE AMENDMENT TO THE SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY
OTHER MATTERS
QUESTIONS AND ANSWERS
WHO CAN HELP ANSWER YOUR QUESTIONS
APPENDIX I